Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Titan Technologies, Inc. (the "Company") for the period ended April 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report'), I, the undersigned, in the capacity and on the date indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

a) The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934: and

b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations the Company.

  Dated June 16, 2008

/s/ Ronald L. Wilder, President
Ronald L. Wilder, President
(Chief Executive Officer)
(Chief Financial Officer)